UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Information Statement
[_]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement
[_]	Definitive Additional Materials

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.
(Name of Registrant Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
(5)	Total fee paid: 0

[_]	Fee paid previously with Preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration filing.

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Date Filed: July 27, 2009

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.

339 North Highway 101
Solana Beach, CA 92075

NOTICE OF ACTION TO BE TAKEN

PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

July 27, 2009

To the Stockholders of the Custom Restaurant & Hospitality Group, Inc.:

NOTICE IS HEREBY GIVEN that the holders of a majority of the outstanding shares in the common stock of the Custom Restaurant & Hospitality Group, Inc. (“we”, “us”, “our” or similar terms) have, by written consent in lieu of a special meeting of our stock holders, approved an amendment to our Articles of Incorporation to increase the total number of shares of authorized stock of the corporation, increase the number of shares of common stock of the corporation, create a class of preferred stock and implement a one for twenty (1:20) reverse stock split of the Corporation’s common stock.

The Amendment is expected to be effected on or about August 17, 2009.

The attached Information Statement is being circulated to provide you with notice that stockholders holding a majority of the voting power of our common stock have, by written consent, approved of the Amendment.  No further vote or action by our stockholders is required.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Amendment cannot become effective until twenty (20) days after the date this Information Statement is mailed to our stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Amendment.

By: /s/ Robert Jennings Robert Jennings Chief Executive Officer and Member of the Board of Directors

DEFINITIVE INFORMATION STATEMENT

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.
a Nevada corporation
339 N. Highway 101
Solana Beach, California 92075

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of The Custom Restaurant & Hospitality Group, Inc., a Nevada corporation (“we”, “us”, “our”, “Company” or similar terms).  The purpose of this Information Statement is to provide notice that our stockholders holding an aggregate of sixty-one percent (61%) of our outstanding common stock have, by written consent, approved of an amendment to our Articles of Incorporation to:

-	Implement a one-for-twenty (1:20) reverse stock split of the Corporation’s common stock (the “Reverse Split”);
-	Increase our authorized total number of shares that the Company is authorized to issue to 200,000,000 (the “Increased Authorized Proposal”);
-
Increase our existing class of common stock to consist of 190,000,000 authorized shares, par value $0.001, with one (1) vote for each action for which the shareholders have a right to vote (the “Increased Common Stock Proposal”); and

-
Create a new class of preferred stock consisting of 10,000,000 authorized shares, par value $0.001, with each share having the rights and preferences as may be determined by our Board of Directors (the “Preferred Stock Proposal”). The Reverse Split, the Increased Authorized Proposal, the Increased Common Stock Proposal, and the Preferred Stock Proposal are collectively referred to herein as the “Amendment”).

This Information Statement was mailed on or about July 24, 2009 to those persons who were our stockholders as of the close of business on July 24, 2009.  The Amendment is expected to become effective on or about August 17, 2009.  We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

As our stockholders holding sixty one percent (61%) of our outstanding common stock have already approved of the Amendment by written consent, we are not seeking approval for the Amendment from any of our remaining stockholders, nor will they be given an opportunity to vote on the Amendment. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Amendment as required by the Securities Exchange Act of 1934 (the “Exchange Act.”).

ACTION TAKEN BY WRITTEN CONSENT

Our Board of Directors approved the Amendment effective July 20, 2009 and fixed July 24, 2009 (the “Record Date”) as the record date for determining the stockholders entitled to give written consent to the Amendment.  Stockholders holding an aggregate of 40,431,000 shares of our outstanding common stock as of the Record Date, being equal to sixty-one percent (61%) of the number of shares then outstanding, have executed written consent resolutions approving the Amendment.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of our voting power is required in order to effect the Amendment.  Section 78.320(2) of the NRS eliminates the need to hold a special meeting of our stockholders to approve the Amendment by providing that, unless our Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of our voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible, our Board of Directors resolved to proceed with the Amendment by written consent of our stockholders.

EXPECTED DATE FOR EFFECTING THE AMENDMENT

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Amendment cannot be effected until twenty (20) days after the date this Information Statement is sent to our stockholders.  This Information Statement was sent on or about July 24, 2009 (the “Mailing Date”) to our stockholders as of the Record Date.  We expect to effect the Amendment by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date.  The effective date of the Amendment is expected to be on or about August 17, 2009 (the “Effective Date”).

OUTSTANDING VOTING STOCK OF THE COMPANY

Our Board of Directors fixed the close of business on July 24, 2009, as the Record Date for determining the stockholders entitled to approve the Amendment and to receive copies of this Information Statement.  As of the Record Date, there were 66,335,654 shares of our common stock outstanding.  Our common stock constitutes the sole outstanding class of our voting securities.  Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 20, 2009, with respect to the beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than five percent (5%) of the common stock by each of our officers and directors, and by our officers and directors as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors and five percent (5%) shareholders have the right to exercise in the next sixty (60) days) are exercised and additional shares of common stock are issued.

Beneficial Ownership as of July 20, 2009

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)

Common Stock	Westmoore Investment, L.P. 339 N. Highway 101 Solana Beach, CA 92075	10,794,000	16%

Common Stock	Westmoore Management, LLC 339 N. Highway 101 Solana Beach, CA 92075	15,794,000	24%

Common Stock	Westmoore Food & Entertainment, LLC 339 N. Highway 101 Solana Beach, CA 92075	10,793,000	16%

Common Stock	Robert Jennings 339 N. Highway 101 Solana Beach, CA 92075	1,500,000	2%

Common Stock	Katie Overcash 339 N. Highway 101 Solana Beach, CA 92075	50,000.07%
Total		38,931,000	58.07%

(1)	Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.
(2)
Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons.  None of our officers or directors has options, warrants, rights or conversion privileges outstanding.

(3)	Based on 66,335,654 common shares issued and outstanding as of July 20, 2009.

AMENDMENT OF OUR ARTICLES TO INITIATE A REVERSE STOCK SPLIT

On July 20, 2009, our Board of Directors unanimously executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to affect the Reverse Split.  Effective as of the Record Date, shareholders holding 40,431,000 shares, or sixty one percent (61%) of the outstanding shares of our common stock, executed a written consent authorizing and approving the Reverse Split. A Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Exhibit “A” is expected to be filed with the Nevada Secretary of State with respect to the Reverse Split twenty (20) days after the date this Information Statement is sent to our stockholders. The Effective Date of the Reverse Split is expected to be August 17, 2009.  However, pursuant to Section 78.390 of the NRS, our Board of Directors reserves the right to abandon the Reverse Split at any time prior to the Effective Date if they deem it appropriate to do so.

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

On July 20, 2009, our Board of Directors unanimously executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to affect the Increased Authorized Proposal.  Effective as of the Record Date, shareholders holding 40,431,000 shares, or sixty-one percent (61%) of the outstanding shares of our common stock, executed a written consent authorizing and approving the Increased Authorized Proposal. A Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Exhibit “A” is expected to be filed with the Nevada Secretary of State with respect to the Increased Authorized Proposal twenty (20) days after the date this Information Statement is sent to our stockholders. The Effective Date of the Increased Authorized Proposal is expected to be August 17, 2009.  However, pursuant to Section 78.390 of the NRS, our Board of Directors reserves the right to abandon the Increased Authorized Proposal at any time prior to the Effective Date if they deem it appropriate to do so.

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE COMMON STOCK

On July 20, 2009, our Board of Directors unanimously executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to affect the Increased Common Stock Proposal.  Effective as of the Record Date, shareholders holding 40,431,000 shares, or sixty-one percent (61%) of the outstanding shares of our common stock, executed a written consent authorizing and approving the Increased Common Stock Proposal. A Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Exhibit “A” is expected to be filed with the Nevada Secretary of State with respect to the Increased Common Stock Proposal twenty (20) days after the date this Information Statement is sent to our stockholders. The Effective Date of the Increased Common Stock Proposal is expected to be August 17, 2009.  However, pursuant to Section 78.390 of the NRS, our Board of Directors reserves the right to abandon the Increased Common Stock Proposal at any time prior to the Effective Date if they deem it appropriate to do so.

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO DESIGNATE A CLASS OF PREFERRED STOCK

On July 20, 2009, our Board of Directors unanimously executed a unanimous written consent authorizing and recommending that our stockholders approve a proposal to affect the Preferred Stock Proposal.  Effective as of the Record Date, shareholders holding 40,431,000 shares, or sixty-one percent (61%) of the outstanding shares of our common stock, executed a written consent authorizing and approving the Preferred Stock Proposal. A Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Exhibit “A” is expected to be filed with the Nevada Secretary of State with respect to the Preferred Stock Proposal twenty (20) days after the date this Information Statement is sent to our stockholders. The Effective Date of the Preferred Stock Proposal is expected to be August 17, 2009.  However, pursuant to Section 78.390 of the NRS, our Board of Directors reserves the right to abandon the Preferred Stock Proposal at any time prior to the Effective Date if they deem it appropriate to do so.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Amendment.

NO DISSENTER’S RIGHTS

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with our Amendment.  Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Information Statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding our business, financial condition, and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information filed by us at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.  All inquiries regarding our company should be addressed to our corporate counsel at Horwitz, Cron & Jasper, PLC, Attn.: Lawrence W. Horwitz, Esq., 4 Venture Plaza, Suite 390, Irvine, California 92618.

BY ORDER OF THE CORPORATION’S BOARD OF DIRECTORS

By: /s/Robert Jennings
Robert Jennings
Chief Executive Officer and Member
of the Board of Directors

EXHIBIT A
ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.

I.
The name of the corporation is THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC. (the “Corporation”).

IV.
The Articles of Incorporation of the Corporation as heretofore filed with the Secretary of State of the State of Nevada on July 12, 2005, and as amended on November 2, 2006 and August 17, 2009 (the “Articles”), are hereby amended such that the capital stock of the Corporation shall consist of the following classes of stock:

A.           The total number of shares of stock that the Corporation shall have authority to issue is 200,000,000 shares (the “Authorized Stock”);

B.           The total number of common stock shall consist of One (1) class of common stock, consisting of 190,000,000 authorized shares, par value $0.001 (the “Common Stock”) with One (1) vote for each action for which the shareholders have a right to vote and all other rights and preferences as may be determined by resolution of the Corporation’s Board of Directors;

C.           The total number of preferred stock shall consist of One (1) class of preferred stock, consisting of 10,000,000 shares, par value $0.001, (the “Preferred Stock”) which shall carry with it the rights and preferences as may be determined by resolution of the Corporation’s Board of Directors;

D.           The Corporation shall affect a One-for-Twenty (1:20) reverse stock split of its outstanding Common Stock (the “Reverse Split”) whereby one share of Common Stock will be issued in exchange for 20 shares of outstanding Common Stock.  The aforementioned Reverse Split shall not affect the number of authorized shares of Common Stock and Preferred Stock of the Corporation as provided above.  If the Reverse Split results in a shareholder holding a fractional share of Common Stock, The Corporation shall issue to such shareholder such additional fraction of a share of Common Stock as is necessary to increase the fractional share to a full share of Common Stock.

The proposed amendment of the Articles of Incorporation as set forth in Paragraph IV hereinabove was approved on July 20, 2009 by the members of the Board of Directors of the Corporation and further approved on July 24, 2009, by the written consent of the shareholders of the Corporation owning the majority of the voting Common Stock of the Corporation.  The number of votes cast by such voting group was sufficient for approval by that voting group.

IN WITNESS WHEREOF, THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC. has caused its duly authorized corporate officer to execute these Articles of Amendment as of the 17th day of August, 2009.

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC. By: Name:___________________________ Title:____________________________

EXHIBIT A